Exhibit 10.12(l)

AMENDMENT NO. 2 TO LIQUIDITY AGREEMENT
AND EXTENSION REQUEST

This AMENDMENT NO. 2, dated as of August 19, 1997 (this "Amendment"), to the Liquidity Agreement (as hereinafter defined) is made by and among (i) Jefferson Smurfit Finance Corporation ("Finco"), (ii) Bankers Trust Company as Facility Agent (the "Facility Agent"), (iii) Jefferson Smurfit Corporation (U.S.) as the Servicer (the "Servicer"), (iv) Banks Brussels Lambert, New York Branch as Term Bank (the "Term Bank"), and (v) the undersigned financial institutions in their capacities as banks under the Liquidity Agreement (each, a "Bank"; collectively, the "Banks").

	W I T N E S S E T H:

WHEREAS, Finco, the Banks, the Facility Agent and the
Collateral Agent entered into that certain Liquidity Agreement, dated as of February 23, 1995, as amended by the First Omnibus
Amendment, dated as of March 31, 1996 (as so amended, the "Liquidity Agreement");

WHEREAS, the Liquidity Agreement currently provides that Finco must give notice to the Facility Agent and the Banks no more than ninety days and no less than sixty days prior to any anniversary of the Effective Date of its desire to extend the Scheduled
Liquidation Commencement Date ("Extension Request");

WHEREAS, Finco desires to amend the Liquidity Agreement to provide that Finco may make an Extension Request not less than thirty days prior to any anniversary of the Effective Date;

WHEREAS, Finco desires to make an Extension Request pursuant to this Amendment to extend the Scheduled Liquidation Commencement Date by twenty four (24) additional months;

WHEREAS, the Liquidity Agreement currently provides that Finco shall direct the Collateral Agent to pay to the Facility Agent, for the benefit of the Banks, a Facility Fee for the period from and including the Effective Date until the Termination Date, equal to
 .25% per annum times the Facility Amount;

WHEREAS, Finco has requested approval and consent from the
Banks and the Term Bank to amend the Liquidity Agreement to provide that the Facility Fee will be reduced to an amount equal to .200% per annum times the Facility Amount;

WHEREAS, Finco has agreed to pay the Banks an amendment fee in an amount equal to .05% times the Commitments (the "Liquidity Banks Amendment Fee");

NOW THEREFORE, in consideration of the premises and the terms and covenants contained herein, the receipt and sufficiency of which consideration is hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.  Capitalized terms used but not defined
herein shall have the meanings ascribed to such terms in the Liquidity Agreement.

2.	Amendment to Liquidity Agreement.  The parties hereto
agree to amend Section 2.06(c) of the Liquidity Agreement as set forth in this Section 2.

2.06	Termination, Reduction and Renewal of Commitments.  The
first paragraph of Section 2.06(c) is hereby amended as follows:

Not less than thirty days prior to the fourth anniversary of the Effective Date, and (if and when applicable) not less than thirty days prior to any successive anniversary of the Effective Date, Finco may notify the Facility Agent and the Banks (including any Bank which is then a Dissenting Bank) in writing of its request (each such request, an "Extension Request") to extend the then effective Scheduled Liquidation
Commencement Date by one additional year (provided that Finco may make an Extension Request for two additional years pursuant to this Amendment), and each Bank shall notify Finco and the Facility Agent in writing whether it agrees to such extension not later than thirty days after such Bank's receipt of such Extension Request. If Finco desires to extend the then effective Scheduled Term Loan
Payout Commencement Date, it shall deliver the Extension
Request pursuant to the Term Loan Agreement concurrently with the delivery of any Extension Request hereunder.

3.	Amendment to Liquidity Agreement.   The parties hereto
agree to amend Section 4.02 of the Liquidity Agreement as set forth in this Section 3.

4.02	Fees.  Section 4.02 is hereby amended as follows:

Pursuant to Section 9.07 or Section 9.08, Finco shall direct the Collateral Agent to pay to the Facility
Agent, for the benefit of the Banks, a facility fee (the
"Facility Fee") (i) for the period from and including the Effective Date until the Termination Date, equal to three-eighths of one percent (0.375%) per annum on any date prior to April 1, 1996, one-quarter of one percent
(0.25%) per annum on any date on or after April 1, 1996 and prior to July 31, 1997 and one-fifth of one percent
(0.2000%) per annum on any date on or after July 31, 1997
(in each case, the "Facility Fee Rate") times the Facility Amount, computed on the basis of the actual number of days elapsed (including the first but excluding the day of payment) over a year of 365 or 366 days and
(ii) for the period from the Termination Date until the Collection Date, equal to the Facility Fee Rate multiplied by the sum of the Aggregate Loan Amounts plus the Aggregate CP Amount for each day during any Collection Period for which the Facility Fee is being calculated, divided by 365 or 366, as the case may be.
 The Facility Fee shall be payable monthly in arrears on each Settlement Date with respect to the prior Collection
Period and shall be forwarded by the Facility Agent to
(i) the Series A Bank based on the available Series A
Commitment and the Facility Fee Rate applicable to the Series A Bank's Commitment, and (ii) ratably to the
Series B Banks according to their Pro Rata Shares of the available Series B Commitment and the Facility Fee Rate applicable to each Series B Bank's Commitment.

4.	Extension Request.	Finco hereby notifies the Facility
Agent and the Banks of its request to extend the Scheduled Liquidation Commencement Date by two additional years so that the Scheduled Liquidation Commencement Date will be the earlier of (i) the Settlement Date which occurs not more than three calendar months nor less than two calendar months before the eighty-fourth
(84th) month following the Effective Date, as such date may be extended pursuant to Section 2.06 of the Liquidity Agreement, and
(ii) the date the Commitments are reduced to zero in accordance with Section 2.06(b) of the Liquidity Agreement.

5.	Representations and Warranties of Finco.  In order to
induce the Facility Agent, the Term Bank, the Servicer and the Banks to enter into this Amendment and to amend the Liquidity Agreement in the manner provided herein, Finco represents and warrants to the Facility Agent, the Term Bank, the Servicer and the Banks that (i) all of the representations and warranties contained in the Liquidity Agreement are true and correct in all respects as of the date hereof except to the extent such representations and warranties specify that they relate only to an earlier date, in which case they are true as of such date, (ii) no Liquidation Event or Unmatured Liquidation Event exists, (iii) Finco has all requisite corporate power and authority to enter into this Amendment and the Liquidity Agreement as amended hereby and to perform its obligations thereunder, (iv) the execution, delivery and performance of this Amendment and the Liquidity Agreement as amended hereby have been duly and effectively authorized by all necessary corporate action on the part of Finco, (v) the execution, delivery and performance of this Amendment and the Liquidity Agreement as amended hereby will not violate any charter, by-law or contract provision, or any license, franchise or permit, law, statute, regulation order or decree applicable to Finco, (vi) the execution, delivery and performance of this Amendment and the Liquidity Agreement as amended hereby will not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of the Obligations of Finco or result or require the creation of or imposition of any lien upon any of the properties or assets of Finco (other than liens created pursuant to the Liquidity Agreement), (vii) no order, decree or judgment of or in any court of competent jurisdiction makes the execution, delivery or performance of this Amendment or the Liquidity Agreement as amended hereby illegal and no action, suit, or proceeding shall be pending or threatened or any investigation by any governmental or regulatory authority shall have been commenced which could result in any such order, decree or judgment, and (viii) no authorization, consent, or approval of, or filing with, any public body or authority of the United States or any State thereof which has not already been made or obtained is required for the execution, delivery or performance of this Amendment or the Liquidity Agreement as amended hereby and no authorization, consent or approval of any third party, which has not been obtained, is required with respect thereto.

6.	Additional Deliveries.  As conditions precedent to the
effectiveness of this Amendment, Finco shall deliver to the Facility Agent, the Term Bank and the Servicer a copy of the resolutions duly adopted by the Board of Directors of Finco, certified by the Secretary or Assistant Secretary of Finco, authorizing the matters contemplated hereby and execution of this Amendment.

7.	Effect of Amendment.  Execution of this Amendment by the
Facility Agent, the Term Bank and the Servicer shall not operate as a waiver of (i) any other right, power or remedy of the Facility Agent, the Term Bank or the Servicer under the Liquidity Agreement, or (ii) any Liquidation Event under the Liquidity Agreement, or
(iii) any default of Finco under the Liquidity Agreement.

8.	Fees, Costs and Expenses.  The provisions of Section
12.07 of the Liquidity Agreement are hereby incorporated by reference as if fully set forth herein and made applicable to this Amendment.

9.	Execution in Counterparts; Effectiveness of Amendment.
 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall become effective as of the date first above written (except for Section 3 which shall become retroactively effective as of July 31, 1997) upon (i) receipt by the Facility Agent, the Term Bank and the Servicer of counterparts hereof duly executed by Finco, the Facility Agent, the Term Bank and the Servicer; provided, that Section 3 hereof will not become retroactively effective until each of the Banks executes and delivers a counterpart hereof; provided, further, that Section 4 hereof will not become effective until the Majority Banks execute and deliver counterparts hereof; and (ii) payment by Finco to the Facility Agent, on behalf of each Bank executing and delivering a counterpart hereof, of the Liquidity Banks Amendment Fee.

10.	Headings.  Headings used in this Amendment are for
convenience of reference only and shall not affect the construction of this Amendment.

11.	Reaffirmation of Liquidity Agreement.  The parties hereto
agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Liquidity Agreement other than as expressly set forth herein and further agree and acknowledge that the Liquidity Agreement remains and continues in full force and effect and is hereby ratified and reaffirmed in all respects. No delay on the part of the Facility Agent, the Term Bank or the Servicer in exercising any of their respective rights, remedies, powers and privileges under the Liquidity Agreement or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with the Liquidity Agreement.

12. 	Governing Law.   THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF NEW YORK).


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IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first above written by their duly authorized representatives.


JEFFERSON SMURFIT FINANCE CORPORATION

By:______________________________________
Name:___________________________________
Title:___________________________________


JEFFERSON SMURFIT CORPORATION (U.S.),
as Servicer

By: __________________________________
Name: _______________________________
Title: _________________________________


BANKERS TRUST COMPANY, individually,
as the Series A Bank and as Facility
					Agent

By: ____________________________________
Name: _________________________________
Title: __________________________________


Consented and Agreed to:

BANK BRUSSELS LAMBERT, NEW YORK
					BRANCH,
as the Term Bank

By: ____________________________________
Name: _________________________________
Title: __________________________________


ABBEY NATIONAL TREASURY SERVICES plc,
as a Series B Bank


By: _____________________________________
Name: __________________________________
Title:___________________________________


ABN AMRO BANK,
as a Series B Bank


By: _____________________________________
Name: ___________________________________
Title: _________________________________


BANCO BILBAO VIZCAYA, S.A.
as a Series B Bank

By:______________________________________
Name: ___________________________________
Title: __________________________________



THE GOVERNOR & COMPANY OF THE
BANK OF IRELAND, as a Series B Bank


By:______________________________________
Name:____________________________________
Title: __________________________________



BANK OF MONTREAL,
as a Series B Bank


By:______________________________________
Name:____________________________________
Title:___________________________________


THE BANK OF NEW YORK,
as a Series B Bank


By:______________________________________
Name: ___________________________________
Title:___________________________________


THE BANK OF NOVA SCOTIA,
as a Series B Bank


By: ____________________________________
Name: ___________________________________
Title: __________________________________

CAISSE NATIONALE DE CREDIT AGRICOLE,
as a Series B Bank


By: ____________________________________
Name: ___________________________________
Title: __________________________________

THE CHASE MANHATTAN BANK, N.A.,
as a Series B Bank


By: _____________________________________
Name: ___________________________________
Title: __________________________________

DRESDNER BANK AG NEW YORK AND
GRAND CAYMAN BRANCHES,
 as a Series B Bank


By: _____________________________________
Name:____________________________________
Title: __________________________________

By: _____________________________________
Name: ___________________________________
Title: __________________________________


THE FIRST NATIONAL BANK OF CHICAGO,
as a Series B Bank

By:______________________________________
Name:____________________________________
Title:___________________________________



THE INDUSTRIAL BANK OF JAPAN, LIMITED,
					NEW YORK BRANCH, as a Series B Bank


By:______________________________________
Name: ___________________________________
Title: __________________________________



ING BANK N.V.
as a Series B Bank

By: _____________________________________
Name:____________________________________
Title: __________________________________


KREDIETBANK N.V., as a Series B Bank


By:______________________________________
Name:____________________________________
Title: __________________________________


NATIONSBANK, N.A. (CAROLINAS),
as a Series B Bank


By:______________________________________
Name: ___________________________________
Title: __________________________________


RAIFFEISEN ZENTRALBANK OSTERREICH AG,
as a Series B Bank


By:______________________________________
Name: ___________________________________
Title:___________________________________


THE TORONTO-DOMINION BANK,
as a Series B Bank


By:______________________________________
Name: ___________________________________
Title: __________________________________



WESTDEUTSCHE LANDESBANK GIROZENTRALE-NEW
					YORK AND 	CAYMAN ISLANDS BRANCHES,
as a Series B Bank


By:______________________________________
Name: ___________________________________
Title: __________________________________